Exhibit (10)(m)
                  EXTENSION OF EMPLOYMENT AGREEMENT


This Extension of Employment Agreement (the "Agreement"), is entered into as of the 2nd day of July, 1996, by and between Calloway's Nursery, Inc., a Texas corporation ("Employer"), and James C. Estill ("Employee").

WHEREAS, Employee has been employed by Employer under the terms of an employment agreement dated July 2, 1991 (the "Original Agreement"), which would terminate by its terms on July 2, 1996; and

WHEREAS, Employer and Employee each desire to renew and extend the term of the Original Agreement:

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreement contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

  1. In accordance with the provisions of the last sentence of Section 3 of the Original Agreement, the Term, as defined in that agreement, is amended so that it will end on July 2, 2001, unless earlier terminated by either party pursuant to its terms.

  2. The references in Section 2 of the Original Agreement to the offices of "Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer" is amended to refer instead to "Chairman of the Board, President and Chief Executive Officer."

  3. The address of the Employee in Section 10 is amended to read as follows:
        James C. Estill
        XXXXXXXXXXXXX
        XXXXXXXXXXXXX


  4. The address for the Employer in Section 10 is amended to read as follows:
        Calloway's Nursery, Inc.
        4800 Blue Mound Road
        Fort Worth, TX  76106-1911

  5. Except as amended by this Agreement, all of the terms and provisions of the Original Agreement are ratified, confirmed and approved.


                                          EMPLOYER:
                                          CALLOWAY'S NURSERY, INC.


                                          BY:______________________________
                                          Its: ____________________________


                                          EMPLOYEE: _______________________